Exhibit 99.2

ConocoPhillips Houston, Texas 77079

Preliminary
FINANCIAL HIGHLIGHTS
	Millions of Dollars
	Three Months Ended		Twelve Months Ended
	December 31		December 31
	2007	2006	2007	2006
Revenues and Other Income
Sales and other operating revenues*	$52,685	41,519	$187,437	183,650
Equity in earnings of affiliates	1,338	868	5,087	4,188
Other income	275	148	1,971	685
	54,298	42,535	194,495	188,523
Costs and Expenses
Purchased crude oil, natural gas and products	35,032	25,445	123,429	118,899
Production and operating expenses	3,014	2,864	10,683	10,413
Selling, general and administrative expenses	606	650	2,306	2,476
Exploration expenses	268	391	1,007	834
Depreciation, depletion and amortization	2,206	2,002	8,298	7,284
Impairment - expropriated assets	-	-	4,588	-
Impairments	157	366	442	683
Taxes other than income taxes*	5,336	4,526	18,990	18,187
Accretion on discounted liabilities	100	74	341	281
Interest and debt expense	236	304	1,253	1,087
Foreign currency transaction gains	(3)	(20)	(201)	(30)
Minority interests	22	16	87	76
	46,974	36,618	171,223	160,190

Income before income taxes	7,324	5,917	23,272	28,333
Provision for income taxes	2,953	2,720	11,381	12,783
Net Income	4,371	3,197	11,891	15,550

Net Income per share of common stock (dollars)
Basic	$2.75	1.94	$7.32	9.80
Diluted	$2.71	1.91	$7.22	9.66

Average common shares outstanding (in thousands)
Basic	1,590,957	1,649,960	1,623,994	1,585,982
Diluted	1,612,179	1,672,375	1,645,919	1,609,530

*Includes excise taxes on petroleum products sales:	$4,073	4,062	$15,937	16,072

ConocoPhillips Houston, Texas 77079

Preliminary
SELECTED FINANCIAL DATA
	Millions of Dollars
	Three Months Ended		Twelve Months Ended
	December 31		December 31
	2007	2006	2007	2006
SUMMARY OF NET INCOME (LOSS)
E&P
United States	$1,052	872	$4,248	4,348
International	1,556	1,215	367	5,500
Total E&P	2,608	2,087	4,615	9,848
Midstream	162	89	453	476
R&M
United States	967	741	4,615	3,915
International	155	178	1,308	566
Total R&M	1,122	919	5,923	4,481
LUKOIL Investment	649	302	1,818	1,425
Chemicals	99	98	359	492
Emerging Businesses	2	8	(8)	15
Corporate and other	(271)	(306)	(1,269)	(1,187)
Consolidated	$4,371	3,197	$11,891	15,550

ConocoPhillips Houston, Texas 77079

Preliminary
SELECTED FINANCIAL DATA
	Three Months Ended		Twelve Months Ended
	December 31		December 31
	2007	2006	2007	2006

Effective tax rate %	40.3%	46.0	48.9%	45.1

	Millions of Dollars
FOREIGN CURRENCY GAINS (LOSSES)
AFTER-TAX
E&P	$34	3	$216	(44)
Midstream	(1)	-	(2)	-
R&M	(11)	35	(13)	60
LUKOIL Investment	2	(2)	5	-
Chemicals	-	-	-	-
Emerging Businesses	-	1	1	1
Corporate and other	(55)	61	(120)	65
	$(31)	98	$87	82

CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$4,371	3,197	$11,891	15,550
Depreciation, depletion and amortization	2,206	2,002	8,298	7,284
Impairment - expropriated assets	-	-	4,588	-
Impairments	157	366	442	683
Dry hole costs and leasehold impairments	108	210	463	351
Accretion on discounted liabilities	100	74	341	281
Deferred taxes	(212)	(10)	(157)	263
Undistributed equity earnings	(351)	62	(1,823)	(945)
Gain on asset dispositions	(32)	(52)	(1,348)	(116)
Other	77	95	105	(201)
Working capital adjustments	496	(307)	1,750	(1,634)
Net cash provided by operating activities	$6,920	5,637	$24,550	21,516

CAPITAL EXPENDITURES AND INVESTMENTS
E&P
United States	$1,232	825	$3,788	2,828
International	1,808	1,856	6,147	6,685
	3,040	2,681	9,935	9,513
Midstream	3	2	5	4
R&M	634	532	1,386	3,016
LUKOIL Investment	-	753	-	2,715
Chemicals	-	-	-	-
Emerging Businesses	130	37	257	83
Corporate and other	77	78	208	265
	$3,884	4,083	$11,791	15,596

OTHER
	At December 31, 2007		At December 31, 2006
Total debt	$21,687		27,134
Common stockholders' equity	88,983		82,646

ConocoPhillips Houston, Texas 77079

Preliminary
OPERATING HIGHLIGHTS
BY SEGMENT

	Three Months Ended		Twelve Months Ended
	December 31		December 31
	2007	2006	2007	2006
	Thousands of Barrels Daily
E&P
Crude oil produced
United States
Alaska	257	257	261	263
Lower 48	98	113	102	104
	355	370	363	367
Norway	158	185	162	189
United Kingdom	50	56	48	56
Canada	21	27	19	25
China	25	36	31	33
Indonesia	11	10	12	12
Vietnam	22	23	22	25
Timor Sea	19	27	22	36
Libya	47	56	47	50
Other	44	69	44	63
Total consolidated	752	859	770	856
Equity affiliates
Canada	27	-	27	-
Russia	16	14	15	15
Venezuela	-	99	42	101
Total Worldwide	795	972	854	972

Syncrude	23	26	23	21

Natural gas liquids produced
United States
Alaska*	19	17	19	17
Lower 48**	106	72	79	62
	125	89	98	79
Norway	12	8	8	9
United Kingdom	8	6	6	4
Canada	25	31	27	25
Timor Sea	12	15	12	18
Other	5	1	4	1
Total Worldwide	187	150	155	136

*Includes reinjected volumes sold lease-to-lease:	13	9	14	11
**Fourth quarter of 2007 includes 22 MBD related to out-of-period adjustments for the first three quarters in 2007. The amounts attributable to the first, second and third quarters were 5, 8, and 9 MBD, respectively. Fourth quarter NGL production in L48 was 84 MBD excluding the adjustment.

	Millions of Cubic Feet Daily
Natural gas produced*
United States
Alaska	102	131	110	145
Lower 48	2,101	2,250	2,182	2,028
	2,203	2,381	2,292	2,173
Norway	270	291	236	270
United Kingdom	723	734	673	761
Canada	1,073	1,140	1,106	983
China	8	9	11	7
Timor Sea	207	243	223	235
Indonesia	310	315	330	319
Vietnam	14	20	15	21
Libya	9	17	8	4
Other	164	237	188	188
Total consolidated	4,981	5,387	5,082	4,961
Equity affiliates
Venezuela	-	7	5	9
Total Worldwide	4,981	5,394	5,087	4,970

*Represents quantities available for sale. Excludes gas equivalent of NGL shown above.

Liquefied natural gas sales	426	470	468	423

LUKOIL Investment
Production (MBOE/D)*	426	438	444	401
Refinery crude oil throughput (MB/D)*	227	220	214	179
*Represents our estimated net share of LUKOIL.

ConocoPhillips Houston, Texas 77079

Preliminary
OPERATING HIGHLIGHTS
	Three Months Ended		Twelve Months Ended
	December 31		December 31
	2007	2006	2007	2006
E&P
	Per Unit
Average sales prices
Crude oil (per barrel)
United States
Alaska	$87.88	57.00	$69.75	62.66
Lower 48	78.98	51.26	63.49	57.04
Total U.S.	85.31	55.26	68.00	61.09
International	87.09	58.06	70.79	63.38
Total consolidated	86.28	56.87	69.47	62.39
Equity affiliates*	52.45	41.79	45.31	46.01
Total Worldwide	84.53	55.10	67.11	60.37
Natural gas (per MCF)
United States
Alaska	$4.12	4.05	$3.68	3.59
Lower 48	5.88	5.85	5.99	6.14
Total U.S.	5.86	5.84	5.98	6.11
International	7.31	6.38	6.51	6.27
Total consolidated	6.66	6.13	6.26	6.20
Equity affiliates*	-	0.32	0.30	0.30
Total Worldwide	6.66	6.12	6.26	6.19
*Excludes our equity share of LUKOIL reported in the LUKOIL Investment segment.

Midstream
	Thousands of Barrels Daily
Natural gas liquids extracted
Consolidated
United States	24	21	22	22
International	-	-	-	-
Equity affiliates
United States	189	181	181	181
International	8	7	8	6
	221	209	211	209

	Per Barrel
U.S. product prices
Weighted average NGL**
Consolidated	$ 60.19	37.41	$ 47.93	40.22
DCP	58.60	36.34	46.80	39.45

**Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural gas liquids component and location mix.

ConocoPhillips Houston, Texas 77079

	Three Months Ended		Twelve Months Ended
	December 31		December 31
	2007	2006	2007	2006
	Thousands of Barrels Daily		Thousands of Barrels Daily
R&M
United States*
Crude oil capacity**	2,037	2,208	2,035	2,208
Crude oil runs	1,961	2,128	1,944	2,025
Refinery production	2,165	2,325	2,146	2,213

International*
Crude oil capacity**	669	693	687	651
Crude oil runs	617	605	616	591
Refinery production	633	633	633	618

U.S. petroleum products sales volumes
Gasoline	1,207	1,416	1,244	1,336
Distillates	929	921	872	850
Other products	309	535	432	531
	2,445	2,872	2,548	2,717
International	710	720	697	759
	3,155	3,592	3,245	3,476

	Per Gallon		Per Gallon
U.S. average sales prices***
Gasoline-wholesale	$ 2.41	1.74	$ 2.27	2.04
Gasoline-retail	2.54	1.89	2.42	2.18
Distillates-wholesale	2.67	1.95	2.29	2.11

*Includes ConocoPhillips' share of equity affiliates, except for our share of LUKOIL, which is reported in the LUKOIL Investment segment.

**Weighted-average crude oil capacity for the three-and twelve-month periods.
Actual capacity at December 31, 2007 and 2006, was 2,037,000 and,2,208,000 barrels per day, respectively, for our domestic refineries, 669,000 and 693,000 barrels per day, respectively, for our international refineries and 2,706,000 and 2,901,000 barrels per day, respectively, worldwide.

***Excludes excise taxes.